UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2025

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

983 University Avenue, Suite B, Los Gatos, California	95032
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2025, Tigo Energy, Inc. (the “Company”) and Tigo Energy AI Ltd. (together with the Company, “Seller”) entered into a patent purchase agreement (the “Agreement”) with Tigo Energy Innovations LLC (the “Purchaser”), pursuant to which Seller sold to the Purchaser certain patents (the “Assigned Patents”) for an aggregate purchase price between $17,750,000 and $17,950,000 (determined in accordance with the terms of the Agreement), which shall be paid as follows: (i) $15,000,000 was paid at the initial closing (the “Initial Closing”), and (ii) between $2,750,000 and $2,950,000 (the “Holdback Amount”) will be paid not more than four (4) months following the Initial Closing; provided, that the Holdback Amount will only be paid upon the satisfaction of certain conditions. In addition, Seller is entitled to receive up to $5,000,000 of certain royalty payments after the Initial Closing, subject to the terms and conditions of the Agreement. Seller also received a non-exclusive grant-back license to practice the Assigned Patents in connection with Seller’s products.

Seller and the Purchaser have made customary representations and warranties and have agreed to certain covenants and confidentiality and indemnification obligations.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a redacted copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1#*	Patent Purchase Agreement, dated December 16, 2025, by and among Tigo Energy, Inc., Tigo Energy AI Ltd. and Tigo Energy Innovations LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
*	The registrant has redacted provisions or terms of this exhibit pursuant to Regulation S-K Item 601(b)(10)(iv). While portions of the exhibit have been redacted, this exhibit includes a prominent statement on the first page of the exhibit that certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential. The registrant agrees to furnish an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2025

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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